Exhibit 10.9
                                  ------------

                                 STANDARD LEASE

               APPROVED BY BATON ROUGE APARTMENT ASSOCIATION, INC.

Date:  3/13/98

PARTIES: The Plantations at Lafayette (hereinafter referred to as Lessor) hereby leases to: American Fire Retardant Corporation. (hereinafter referred to as Lessee) the following described property.

PREMISES - Apartment No. 421 located at 211 Liberty Avenue In Lafayette, T-A 70508 for use by resident as a private residence only.

TERM - 3/13/98 is the commencing date of this lease term and this lease ends on 4/30/99

AUTOMATIC RENEWAL - It Lessee or Lessor, desires that this lease terminate at the expiration of its term, he must give to the other written notice at least 30 days prior to that date. Failure of either party to give this required notice will automatically renew this lease on a month to month basis. If this lease automatically renews on a month to month basis then it Lessee or Lessor desires that this lease terminate he must give to the other written notice of the termination at least 30 days prior to file last calendar day of the month in which the lease is to terminate. If this lease automatically renews on a month to month basis then all terms and conditions of this lease remain in effect.

RENT - Nine Hundred Twenty-five. ($ 925.00 )DOLLARS per month shall be the rental which shall be payable in advance on the first day of each month. The rent shall be paid at: all Liberty 211 Liberty Avenue Lafayette, LA 70508

Rent not received by the first of the month shall be considered delinquent. should Lessor agree to accept rent after that date then Lessor may charge a late fee of: $25.00 on the 4th, plus $5. 00 per day starting on the 5th until paid in full Acceptance of rent after the due date shall not be considered as a waiver or relinquishment of any of the other rights and remedies of Lessor. Rent may not be paid in cash unless Lessor specifically agrees in writing.

If Lessee pays by check and said check is not honored upon presentation for any reason whatsoever Lessee agrees to pay an additional sum of 25.00 NSF, plus all late fees as a penalty.

$567.00 for 19 days in March has been paid by Lessee to Lessor which is prorated rental from the date of the commencement of this Lease to the first day of the following month.

SECURITY DEPOSIT - Two Hundred Dollars ($200.00) DOLLARS has been deposited by Lessee with Lessor receipt of which is acknowledged. This deposit which is non-interest bearing is to be held by Lessor as security for the full and faithful performance of all the terms and conditions of this lease and any renewals of this lease. The security deposit is not an advance rental and Lessee may not deduct any portion of the deposit from the rent due to Lessor. In the event of forfeiture of the security deposit due to Lessee's failure to fully and faithfully perform all of the terms and conditions of file lease, Lessor retains all of his other rights and remedies. Lessee does not have the right to cancel this lease and avoid his obligations thereunder by forfeiting the said security deposit.

     Lessee shall be entitled to return of said security deposit within 30 days after the premises have been vacated and inspected by Lessor provided said leased premises are returned to Lessor In as good condition as they were at the time Lessee first occupied same, subject only to normal wear and tear and after all keys are surrendered to Lessor. Lessor agrees to deliver the premises clean and free of trash at the beginning of this lease and Lessee agrees to return same in like condition at the termination of the lease,

     Unless otherwise specifically provided for herein, Lessee shall not make any repairs to the leased premises. Lessor shall make all repairs to the leased premises within a reasonable time alter written notice delivered by Lessee to Lessor.

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     In the event of any damage to the leased  premises  or  equipment  therein, reasonable wear and tear excepted, caused by Lessee, his family, guest or agents. Lessee agrees to pay Lessor when billed file full amount necessary to repair or replace the damaged premises or equipment, as agreed to on the CHECK IN/CHECK OUT LIST attached hereto and made a part of this lease.

     Deductions will be made from the security deposit to reimburse Lessor for the cost of repairing any damage to the premises or equipment or the cost of replacing any of the articles or equipment that may be damaged beyond repair, lost or missing at the termination of file lease. Deductions will also be made to cover any unpaid amounts owed to Lessor for any such damages or loss occurring prior to termination of the lease and for which Lessee has been billed. In the event that such damages or cleaning charges exceed the amount of the security deposit, Lessee agrees to pay all excess costs to Lessor. In the event there has been a forfeiture of the security deposit, charges for damages and cleaning shall be paid in addition to the amount of the said security deposit.

     Notwithstanding any other provisions expressed or implied herein, it Is specifically understood and agreed that the entire security deposit aforesaid shall be automatically forfeited as a set off should Lessee vacate or abandon the premises before the expiration of this lease, except where such abandonment occurs during the last month of the term of the lease, Lessee has paid all rent covering the entire term and either party has given the other timely written notice that this lease will not be renewed under its automatic renewal provisions.

MAINTAINING UTILITY SERVICE - Lessee must maintain at all times electrical, water and gas service to the Leased Premises at Lessee's expense. Failure to maintain such service(s) for two (2) consecutive days shall be deemed to be a breach hereunder. Further, Lessor Is entitled to, but not obligated to, obtain such services to the Leased Premises and charge Lessee the expense of obtaining and maintaining the service(s).

OCCUPANTS - The leased premises shall be occupied as a residence by the following persons only:

         Stephen Owens
         Edward E. Friloux
         Patty Frederick

PETS - No pets are allowed to live on the premises at any time. However this provision shall not preclude Lessor from modifying any lease to allow pets by mutual written agreement between Lessor and Lessee prior to bringing pet in apartment community. If a pet is allowed, Resident must pay: N/A ($ -________) DOLLARS as a nonrefundable pet fee which shall be considered as additional rental for the first month of this lease.

SUB LEASE - Lessee is not permitted to post any "For Rent" signs, rent, sublet or grant use or possession of the leased premises In any manner.

DEFAULT OR ABANDONMENT - Should Lessee fall to pay the rent or any other charges arising under his lease promptly as stipulated, or should voluntary or Involuntary bankruptcy proceedings be commenced by or against Lessee or should Lessee discontinue the use of the premises for the purposes for which they are rented or should Lessee or any of Lessee's guest or invitees fail to maintain a standard of behavior consistent with the consideration necessary to provide reasonable safety, peace and quiet to the other residents In the apartment community such as being boisterous or disorderly, creating undue noise, disturbance or nuisance of any nature or kind, engaging in an unlawful or immoral activities, or should Lessee breach any of the rules and/or regulations as referred to further herein. or should Lessee breach any other covenant of this lease, Lessee shall be ipso facto in default, without the necessity of demand or putting in default. In the event of default hereunder, Lessor may elect any remedy allowed under Louisiana law, including but not limited to declaring the rent for the whole unexpired term of the lease together with the attorney's fees immediately due and exigible, or to proceed one or more times for past due installments without prejudicing his right to proceed later for the rent for the remaining term of the lease and/or cancel the lease and obtain possession of the premises.

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WAIVER OF NOTICE - Lessee  specifically  waives the  requirement of the live day notice to vacate as set forth In the Revised Civil Code of the State of Louisiana and under the Code of Civil Procedure as they may be amended.

RULES AND REGULATIONS - Lessee acknowledges receipt of a copy of the rules and regulations which are attached to and form a part of his lease. Lessee agrees to comply with all such rules and regulations and with all reasonable rules and regulations hereafter adopted by the Lessor and posted In or about the apartment community and/or mailed or delivered to Lessee.

CONDITION OF PREMISES - Lessor has delivered the leased premises in good condition. Lessee accepts them in such condition and agrees to keep them In such condition during the term of this lease at his expense and to return them to Lessor in the same condition as the termination of the lease, normal decay, wear and tear excepted.

OCCUPANCY - Should Lessee be unable to obtain occupancy on the date of the beginning of the lease due to causes beyond control of Lessor, the lease should not be affected thereby, but Lessee shall owe rent beginning only with the day on which he can obtain possession.

     Should the property be destroyed or materially damaged so as to render it wholly unfit for occupancy by fire or other unforeseen event not due to any fault or neglect of Lessee, the Lessee shall be entitled to a credit for the unexpired term of the lease. However Lessee shall not be entitled to a reduction of the monthly rent or cancellation of this lease because of a temporary failure of utilities, heat, air conditioning or temporary closing of swimming pool or other amenity.

ADDITIONS AND ALTERATIONS - Neither Lessor nor Lessee shall make any additions or alterations to the premises without written permission of the other. However, Lessor or his employees shall have the right to enter the premises for the purpose of making repairs necessary to the preservation of the property. Any additions made to the property by the Lessee shall become the property of Lessor without compensation to Lessee at the termination of this lease unless otherwise stipulated herein. Nothing herein shall be construed to prevent Lessor from making improvements or conducting repairs at any other place other than the premises' as defined hereinabove.

     No holes shall be drilled in the walls, woodwork or floors and no antenna installations are permitted. No painting or papering of walls is permitted.

     No foil in window. No hurricane tape to stay in windows after danger ceases.

LIABILITY - If any employee of Lessor renders any other services (such as parking, washing or delivery of automobiles, handling of furniture or other articles, cleaning the rented premises, package delivery, or any other service) for or at the request of resident, his family, employees or guests then, for the purpose of such service, such employees shall be deemed the servant of Lessee, regardless of whether or not payment Is arranged for such service, and Lessee agrees to relieve Lessor and hold Lessor harmless from any and all liability In connection with such services.

     The Lessor shall not be liable to Lessee, or to Lessee's employees,- patrons and visitors, or to any other person for any damage to person or property caused by any act, ommission or neglect of Lessee or any other tenant of said demised premises, and Lessee agrees to hold Lessor harmless from all claims for any such damage, whether the injury occurs on or off the leased premises. Lessee has inspected the premises and assumes responsibility for their condition. Lessor shall not be liable for injury caused by any defect herein to the Lessee or anyone on the premises who derives his right to be thereon from the Lessee, unless the Lessor knew or should have known of the defect or had received notice thereof and failed to promptly remedy it within a reasonable time. Should Lessee fail to promptly so notify Lessor, In writing, of any such defects, Lessee will become responsible for any damage resulting to Lessor or other parties. Lessor will not be responsible for damage caused by leaks In the roof, by bursting of pipes by freezing or otherwise, or any vices or defects of the leased property, or the consequences thereof.

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     Lessee hereby releases,  relieves and holds Lessor blameless for any damage or Injury to persons making use of said pool through the use, permission or consent of Lessee. No person under the age of twelve (12) years of age will be allowed in or about the swimming pool areas unless accompanied by an adult.

SIGNS AND ACCESS - Lessor reserves the right to post on the premises "For Sale" or "For Rent" signs at all times. Lessee will allow parties authorized by Lessor to visit the premises at reasonable hours in view of buying the property at any time during this lease term or in view of renting for 30 days prior to the expiration of this lease. Lessee will also permit Lessor to have access to the premises for the purpose of Inspection at reasonable Intervals between the hours of: 8:30 a.m. to .5:30 p.m.

ATTORNEY'S FEES - Lessee further agrees that if any attorney is employed to protect any rights of the Lessor hereunder, Lessee will pay the fee of such attorney. Such fee is hereby fixed at twenty-five (25%) percent of the amount claimed or a minimum of $500.00 whichever is greater. Lessee further agrees to pay all court costs and sheriff's charges if any.

OTHER - The failure of Lessor to insist upon the strict performance of the terms, covenants, agreements and conditions hereby contained, or any of them shall not constitute or be construed as a waiver or relinquishment of the Lessor's right thereafter to enforce any such terms, covenant, agreement and condition, but the same shall continue In full force and effect.
   It is understood that the terms "Lessor" and "Lessee" are used in this agreement, and they shall include the plural and shall apply to persons. both male and females. All obligations of Lessee are several and in solido.
   This lease, whether or not recorded, shall be junior and subordinate to any mortgage hereafter placed by the Lessor on the entire property of which the leased premises form a part.

OTHER CONDITIONS -

                         READ YOUR LEASE BEFORE SIGNING

Executed in Duplicate
                                             /s/ Nancy Micek
at the Plantation Office                     -----------------------------------
this 13 day of March,                        Agent for Lessor
1998.

                                             /s/ Patricia Frederick
                                             -----------------------------------
                                             Lessee

                                             /s/ Stephen F. Owens
                                             -----------------------------------
                                             Lessee

                               WAIVER OF LIABILITY

The  undersigned  hereby  waives any and all claims or causes of action that the
 .undersigned  may have against J. MEDVE  INVESTMENTS AND  MANAGEMENT,  INC., THE
PLANTATION AT LAFAYETTE, and all respective officers, directors, partners, employees and agents (collectively the "released parties") as a result of any personal injury, death, or property damage suffered or sustained by the undersigned resulting from any condition of the Premises (as defined below) of resulting from any act of omission of the released parties, except for claims or causes of action based upon the gross negligence or willful misconduct of the released parties. The undersigned represents that he or she is in good physical condition and requires no special or unusual medical supervision or attention. The foregoing waiver is made by the undersigned in consideration or the receipt of permission from the released parties to allow the undersigned to participate in the Activity, as described below:

     USE OF RECREATIONAL AMENITIES, SUCH AS:

     1)   USE OF SAND VOLLEYBALL COURT;
     2)   USE OF SPORTS COURTS;
     3)   USE OF SWIMMING POOL;
     4)   USE OF EXERCISE ROOM AND EQUIPMENT.

                PREMISES: THE PLANTATION AT LAFAYETTE APARTMENTS
                               211 LIBERTY AVENUE
                               LAFAYETTE, LA 70508

/S/ Patricia Frederick                       /s/ Lisa Longwell
----------------------------                 -----------------------------------
Participant                                  Participant

/s/ Stephen F. Owens
----------------------------

                           SECURITY DEPOSIT AGREEMENT


UNIT NUMBER:   421                              DATE:  3/13/98

OWNER ACKNOWLEDGES RECEIPT FROM RESIDENT THE SUM OF $200.00 SAID-SUM IS IN FULL OR PART. PAYMENT OF THE TOTAL SECURITY DEPOSIT. SUCH DEPOSIT IS NOT ADVANCE RENT AND CANNOT BE APPLIED TO RENT BY THE RESIDENT. SUCH DEPOSIT SHALL BE RETURNED TO THE RESIDENT ONLY AFTER EACH AND ALL, OF THE FOLLOWING CONDITIONS HAVE BEEN MET:

1. Lessee must give 30 day notice in writing with his/her intent to terminate residency.

2. The apartment, including the kitchen and its appliances, have been thoroughly cleaned. When the resident moves out, resident is urged to inspect the apartment with the management during normal business hours.

3. After such inspection, appropriate charges will be deducted for any unpaid damages or repairs to the apartment or its contents (beyond normal wear and tear), insufficient light bulbs, stickers, blinds, carpets, floors, and or furniture, etc. A charge of S20.00 per lock will be charged if all keys are not returned. A deduction or $25.00 for any returned check and a deduction for all late payments will also be made.

4. If resident fails to leave apartment in "move-in" condition, reasonable charges to complete the cleaning of the apartment shall be deducted, including charges for cleaning carpets, mini-blinds, etc., soiled beyond reasonable wear.

5. The following fixed charge may be retained in any event for special cleaning that must be done commercially or by owners' employees, such as carpet cleaning, mini-blind cleaning, appliance cleaning, floor waxing, etc.: $100.00

6. Rent may be charged until keys are returned.

AFTER THE ABOVE CONDITIONS HAVE BEEN COMPLIED WITH BY VACATING RESIDENT, THE BALANCE OF THE SECURITY DEPOSIT SHOULD BE MAILED TO VACATING RESIDENT'S FORWARDING ADDRESS, IF SUPPLIED. IF FORWARDING ADDRESS HAS NOT BEEN SUPPLIED, THIS SECURITY DEPOSIT BALANCE SHALL BE MAILED TO VACATING RESIDENTS LAST KNOW ADDRESS ALONG WITH AN ITEMIZED ACCOUNTING OF ANY CHARGES FOR DAMAGES, CHARGES FOR CLEANING, OR OTHER SUMS OWED BY VACATING RESIDENT USUALLY WITHIN 30 DAYS AFTER MOVE-OUT.

RESIDENT AGREES THAT THIS SECURITY DEPOSIT MAY NOT' BE APPLIED TO ANY RENT DUE AND THAT THE FULL MONTHLY RENT WILL BE PAID ON OR BEFORE THE DUE DATE OF EACH MONTH, INCLUDING THE LAST MONTH OF OCCUPANCY.

IF RESIDENT FAILS TO PAY THE FIRST MONTH'S RENTAL AT THE DUE DATE OF THAT PERIOD, RESIDENT'S SECURITY DEPOSIT WILL BE FORFEITED; AND, IN ADDITION, OWNER MAY TERMINATE RESIDENCY OR OWNER MAY ELECT PURSUE COLLECTION ALTERNATIVES FOR DAMAGES PLUS ATTORNEY FEES (IN WHICH CASE, OWNER SHALL ATTEMPT TO RELET THE PREMISE TO RECOUP ANY LOSSES INCURRED DUE TO ABOVE).

                  SPECIAL PROVISION REGARDING SECURITY DEPOSIT:

IF FOR ANY REASON APPLICANT SHOULD FIND IT NECESSARY TO CANCEL LEASE BEFORE ACTUAL OCCUPANCY OF ABOVE SAID UNIT, ALL DEPOSITS MADE AND DEPOSITED WITH THE PLANTATION AT LAFAYETTE APARTMENTS SHALL BE FORFEITED.

/S/ Patricia Frederick                  /s/ Lisa Longwell
-----------------------------           ----------------------------------------
RESIDENT                                AGENT FOR OWNER:
                                        THE PLANTATION LAFAYETTE
/s/ Stephen F. Owens
-----------------------------
RESIDENT